UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)-
of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant [  ]

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PARK CITY GROUP, INC.
(Name of Registrant as Specified in Its Charter)

_________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PARK CITY GROUP, INC.
5282 South Commerce Drive, Suite D292
Murray, Utah 84107
(435) 645-2000

Dear Fellow Stockholder:	October 10, 2020

              On behalf of the Board of Directors and management of Park City Group, Inc. (the “Company”, “we”, “us” and “our”), you are invited to attend the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting” or “Meeting”). The Meeting will be held at our corporate offices located at 5282 South Commerce Drive, Suite D292, Murray, Utah on November 19, 2020 at 9:00A.M., local time.

Details of the business to be conducted at the Annual Meeting are described in the Notice of Internet Availability of Proxy Materials (the “Notice”) you received in the mail, and in this proxy statement. We have also made available a copy of our Annual Report on Form 10-K for the year ended June 30, 2020 (the “Annual Report”) with this proxy statement. We encourage you to read our Annual Report. It includes our audited financial statements and provides information about our business and services.

 As part of our efforts to conserve environmental resources and prevent unnecessary corporate expenses, we have elected to provide access to our proxy materials over the Internet, rather than mailing paper copies. Our management team believes that providing our proxy materials over the Internet increases the ability of our stockholders to access the information they need, while lowering the costs of our Annual Meeting and conserving natural resources.

Your vote is important. Regardless of whether you plan to attend the Annual Meeting in person, please read the accompanying Proxy Statement and then vote by Internet, telephone or e-mail as promptly as possible.  Please refer to the Notice for instructions on submitting your vote. Voting promptly will save us additional expense in soliciting proxies and will ensure that your shares are represented at the Annual Meeting.

             Our Board of Directors has unanimously approved the proposals set forth in the Proxy Statement and we recommend that you vote in favor of each such proposal. We look forward to seeing you at the Annual Meeting.

Sincerely,
/s/ Randall K. Fields
RANDALL K. FIELDS Chairman and Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

November 19, 2020

Date and Time	November 19, 2019 at 9:00 A.M., local time

Place	Our corporate offices, located at 5282 South Commerce Drive, Suite D292, Murray, Utah 84107

Items of Business	1.
Election of four director nominees named in this proxy statement, each for a term of one year expiring at the Company’s 2021 annual meeting of stockholders or until their respective successors are duly elected and qualified;

	2.	Ratification of Haynie & Company as our independent registered public accounting firm for the fiscal year ending June 30, 2021; and

	3.	To transact other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

Adjournments and Postponements
Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date	September 25, 2020

Only holders of record of our common stock, par value $0.01 per share (“Common Stock”) and/or Series B Convertible Preferred Stock (“Series B Preferred”) as of the Record Date are entitled to notice of and to vote at the Annual Meeting.

Meeting Admission	You are invited to attend the Annual Meeting if you are a stockholder of record or a beneficial owner of shares of the Company’s Common Stock or Series B Preferred as of the Record Date.

Availability of Proxy Materials	The Company’s proxy materials and the Annual Report on Form 10-K for the year ended June 30, 2020 are also available on the internet at: www.iproxydirect.com/PCYG.

Voting
If your shares are held in the name of a bank, broker or other fiduciary, please follow the instructions on the proxy card. Whether or not you expect to attend in person, we urge you to vote your shares as promptly as possible by following the instruction on the Notice of Internet Availability of Proxy Material you received in the mail so that your shares may be represented and voted at the Annual Meeting. Your vote is very important.

BY ORDER OF THE BOARD OF DIRECTORS,
/s/ Edward L. Clissold
Murray, Utah October 10, 2020	EDWARD L. CLISSOLD General Counsel and Corporate Secretary

PARK CITY GROUP, INC.
5282 South Commerce Drive, Suite D292
Murray, Utah 84107
(435) 645-2000

PROXY STATEMENT

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Park City Group, Inc., a Nevada corporation (the “Company”, “we”, “us” and “our”), for use at our upcoming 2020 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on November 19, 2019 at 9:00 AM local time, and at any adjournment or postponement thereof, at our corporate offices located at 5282 South Commerce Drive, Suite D292, Murray, Utah 84107.

We have elected to provide access to this year’s proxy materials primarily over the Internet, under the Securities and Exchange Commission’s (the "SEC") “notice and access” rules. On or about October 10, 2020, we mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to each of our stockholders entitled to notice of and to vote at the Annual Meeting. This Notice contained instructions on how to access this Proxy Statement, our Annual Report on Form 10-K for the year ended June 30, 2020 (“Annual Report”) and how to submit your vote via the Internet, telephone and/or e-mail. The Notice also included instructions on how you can receive a paper copy of your proxy materials. The Proxy Statement and the Annual Report both are available online at: http://www.iproxydirect.com/PCYG.

Voting

The specific proposals to be considered and acted upon at our Annual Meeting were summarized in the Notice and are described in more detail throughout this proxy statement.  As of the Record Date, we had 19,499,767 shares of our Common Stock outstanding, and 625,375 shares of our Series B Preferred outstanding, each of which are entitled to vote at the Annual Meeting. Each holder of Common Stock is entitled to one vote per share of Common Stock held, and each holder of Series B Preferred is entitled to 2.5 votes per share of Series B Preferred held as the Record Date. As of the Record Date, outstanding shares represented 21,063,204 votes, consisting of 19,499,767 attributable to Common Stock and 1,563,437 attributable to Series B Preferred.

Quorum

In order for any business to be conducted at the Annual Meeting, the holders of more than 50% of the shares entitled to vote at the Annual Meeting must be represented, either in person or by properly executed proxy. If a quorum is not present at the scheduled time of the Annual Meeting, the stockholders who are present may adjourn the Annual Meeting until a quorum is present. The time and place of the adjourned Annual Meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.

Required Vote for Approval

No.	Proposal
1.
Election of Directors. The four director nominees who receive the greatest number of votes cast at the Annual Meeting by shares present, either in person or by proxy, and entitled to vote will be elected.

2.
Ratification of Appointment of Auditors. To ratify the appointment of Haynie & Company as our independent auditors for the fiscal year ending June 30, 2021, the number of votes cast “FOR” must exceed the number of votes cast “AGAINST” this Proposal.

Abstentions and Broker Non-Votes

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. An abstention is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote. A broker “non-vote” occurs when a broker nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power for that particular item and has not received instructions from the beneficial owner. If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon.  If you do not give your broker or nominee specific instructions regarding such matters, your proxy will be deemed a “broker non-vote.”

Under Nevada law, abstentions and broker non-votes are not counted as votes cast on an item and therefore will not affect the outcome of any proposal presented in this proxy statement, although they are counted for purposes of determining whether there is a quorum present at the Annual Meeting.

Voting and Revocation of Proxies

If your proxy is properly returned to the Company, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If you return your proxy without specifying how the shares represented thereby are to be voted, the proxy will be voted (i) “FOR” the election of the four director nominees identified in this Proxy Statement, each of whom has been nominated by our Board; (ii) “FOR” ratification of the appointment of Haynie & Company as our independent auditors for fiscal year ending June 30, 2021; and (iii) at the discretion of the proxy holders, on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

You may revoke or change your proxy at any time before the Annual Meeting by submission to our Corporate Secretary at our corporate offices at 5282 South Commerce Drive, Suite D292, Murray, Utah, 84107, a notice of revocation or another signed proxy with a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting alone will not revoke your proxy. If you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your broker or record holder to vote personally at the Annual Meeting.

Solicitation

We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of proxy materials, any requested copies of this Proxy Statement and our Annual Report, form of proxy, as well as any additional solicitation materials that may be furnished to our stockholders. Copies of any solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies by mail may be supplemented by a solicitation by telephone, facsimile or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services. Except as described above, we do not presently intend to solicit proxies other than by mail and telephone.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

The Company’s Articles of Incorporation, as amended (“Charter”), and Amended and Restated Bylaws (“Bylaws”) provide that our Board will consist of no less than one director, and that upon a change in the number of directors, any newly created or eliminated directorships will be apportioned by the remaining members of the Board or by stockholders.

Our Board currently consists of four directors. Each of the director nominees identified below has confirmed that he is able and willing to serve as a director if elected. If any of the director nominees become unable or unwilling to serve, your proxy will be voted for the election of a substitute director nominee recommended by the current Board.

Upon recommendation of the Nominating and Corporate Governance Committee, the Board has nominated Randall K. Fields, Robert W. Allen, Ronald C. Hodge and Peter J. Larkin for election at the Meeting, each to serve for one-year terms until our 2021 annual meeting of stockholders or until his successor is duly elected and qualified.

 Please see “Directors” below for more information, including background information, business experience, and the Nominating and the Corporate Governance Committee’s recommendation of each director nominee.

Required Vote and Recommendation

The election of directors requires the affirmative vote of a plurality of the shares present or represented by proxy and entitled to vote at the Annual Meeting. The four director nominees receiving the highest number of affirmative votes will be elected. Accordingly, under Nevada law, our Charter and Bylaws, abstentions and broker non-votes will not have any effect on the election of a particular director nominee. Unless otherwise instructed or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the election of each of the nominees.

The Board recommends that stockholders vote “FOR” the election of Messrs. Fields, Allen, Hodge and Larkin.

DIRECTORS

The sections below set forth certain information regarding the director nominees for election as directors of the Company. There are no family relationships between any of the directors and the Company’s Named Executive Officers.

Director Nominee, Title	Age
Randall K. Fields – Chairman, President and Chief Executive Officer	73
Robert W. Allen – Independent Director	77
Ronald C. Hodge – Independent Director	72
Peter J. Larkin – Independent Director	66

Randall K. Fields founded the Company in 1990 and has been the Chairman of the Board, President and Chief Executive Officer of the Company since its inception and is responsible for the strategic direction of the Company. Mr. Fields also serves as the Company’s Chief Operating Officer and Head of Sales. Mr. Fields co-founded Mrs. Fields Cookies with his then wife, Debbi Fields, in 1977. He served as Chairman of the Board of Mrs. Fields Cookies from 1978 to 1990. In the early 1970’s, Mr. Fields established Fields Investment Group, a financial and economic consulting firm. Mr. Fields received a Bachelor of Arts degree and a Master of Arts degree from Stanford University, where he was Phi Beta Kappa, Danforth Fellow, and National Science Foundation Fellow.

As the founder of the Company, Mr. Fields’ expertise in the Company’s industry and markets, his extensive sales, marketing and technical background, and his expansive business experience allow him to bring a unique understanding of the industries and markets in which the Company operates, as well as an entrepreneurial vision to the Company and the Board.

Robert W. Allen joined the Board in October 2007. Mr. Allen is a seasoned executive with many years of prior experience in positions such as Chairman, President, and Chief Executive Officer of businesses ranging in size from $200 million to $2.5 billion. Mr. Allen has over thirty years of experience in the dairy industry, most notably as a catalyst for developing companies and a turn-around agent for troubled companies or divisions. Mr. Allen was Chief Executive Officer of Tuscan Lehigh Dairies from July 1994 to December 1998, where he established a leadership team that repositioned the company and developed a position in the marketplace for the branding of its products. Prior to this, from September 1991 to April 1994, he served as Executive Vice President of Borden, Inc., where he was recruited to turn around the largest and most troubled division of the company. He is also a past Chair of Kid Peace International, a $160 million non-profit agency assisting children in crises.

Mr. Allen’s years of experience in an area of growth for the Company, the dairy industry, as well as his extensive experience developing and managing companies in senior executive roles, add significant value to the Company and its Board of Directors in assessing challenges in one of its growth markets, and in addressing organizational and development issues facing the Company.

Ronald C. Hodge joined the Board in February 2013. Mr. Hodge was an advisor to Delhaize America, LLC, a role he transitioned into following his time as Delhaize America’s Chief Executive Officer from March 2011 to October 2012. Prior to Delhaize America, Mr. Hodge served as Executive Vice President of Delhaize Group and Chief Executive Officer of Hannaford Bros. Co. He joined Hannaford in 1980 and served in various executive roles, including Vice President and General Manager of Hannaford’s New York Division, Senior Vice President of Retail Operations, Executive Vice President of Sales and Marketing, and Executive Vice President and Chief Operating Officer. He became President of Hannaford in December 2000 and Chief Executive Officer in 2001. While leading the start-up of Hannaford’s entry into upstate New York, Mr. Hodge was elected Chairman of the New York State Food Merchant’s Association and served on several Community Agency Boards of Directors. He chaired the Northeastern New York United Way Campaign in 1995 and was selected as the New York Capital Region’s Citizen of the Year in 1996. Mr. Hodge holds a Bachelor of Science degree in business administration from Plymouth State College in New Hampshire.

Mr. Hodge’s 38 years of management experience in the grocery industry, including leading the successful expansion of Hannaford Bros. Co., provides the Company with valuable industry knowledge and insight as the Company continues to grow its scan-based technologies to a growing client base.

Peter J. Larkin joined the Board in August 2019. Mr. Larkin is the former President and Chief Executive Officer of the National Grocers Association (“NGA”), a national trade association representing the retail and wholesale grocers that comprise the independent sector of the food distribution industry, and the not-for-profit NGA Foundation where he served from 2010 until his resignation effective September 1, 2019. Prior to that, Mr. Larkin served as President of Larkin Public Affairs from 2007 to 2010, as President and Chief Executive Officer for the California Grocers Association from 1996 to 2007 and in several positions within the food service industry in state and governmental affairs between 1976 to 1988, including serving as Vice President of State Government Relations and Environmental Affairs with the Food Marketing Institute from 1989 to 1996. Mr. Larkin holds a B.A. degree in Political Science from the University of Vermont and has served as a director and advisory board member with various industry-related companies and organizations throughout his career spanning over four decades.

Mr. Larkin provides the Board with valuable industry insight stemming from his extensive career representing retail and wholesale grocers, including an understanding of matters unique to independent grocers.

There have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions material to the evaluation of the ability and integrity of any director or director nominee during the past ten years.

Director Compensation

Currently, each of our non-executive directors, consisting of Messrs. Allen, Hodge and Larkin, receive an annual retainer of $75,000 for their service on the Board, which retainer is payable in either cash or shares of Common Stock in quarterly installments, at the Company’s discretion. During the year ended June 30, 2020, the Company elected to pay director fees to non-executive directors in shares of Common Stock.

In addition to the annual retainer, any newly-appointed outside independent directors to the Board receive a one-time grant of $150,000, payable in shares of the Company’s restricted Common Stock, calculated based on the market value of the shares of Common Stock on the date of grant. The shares vest ratably over a five-year period.

The following table provides information regarding 2020 compensation paid to non-employee directors. Information regarding executive compensation paid to Mr. Fields during the year ended June 30, 2020 is reflected in the Summary Compensation table below under “Executive Compensation” of this proxy statement.

Director	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($)	Total ($)
Robert W. Allen	$75,000	-	$75,000
Ronald C. Hodge	$75,000	-	$75,000
Peter J. Larkin (2)	$43,750	-	$43,750
Former Directors
William S. Kies, Jr. (3)	$75,000	-	$75,000
Austin F. Noll, Jr. (4)	$31,250	-	$31,250

(1)
Amounts reported in this table represent the amounts earned by each non-employee director for their service on the Company’s Board during the year ended June 30, 2020, all of which were paid in shares of Common Stock.

The amounts in this column do not represent cash payments, but instead, represent the aggregate grant date fair value of the shares of Common Stock issued to each non-employee director in fiscal 2020, calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718.

(2)
Mr. Larkin was appointed to the Board in August 2019, at which time he received a one-time grant of $150,000 worth of Common Stock, which shares vest ratably over a five year period beginning on the one-year anniversary of the grant date. Accordingly, 4,950 shares of Common Stock vested in September 2020. The remaining 19,802 shares of Common Stock will vest ratably over the remaining four years.

(3)
Effective June 30, 2020, William S. Kies, Jr. resigned from his position as a member of the Board of Directors. The amount reported herein consists of fees earned between July 1, 2019 through Mr. Kies’ resignation on June 30, 2020.

(4)
Mr. Noll did not stand for re-election at the 2019 annual meeting. Fees earned reflect his pro-rata board compensation between June 2019 and November 2019, which amounts were paid to Mr. Noll during the year ended June 30, 2020.

GOVERNANCE AND BOARD MATTERS

Term of Office

The Company’s Charter provides for a Board comprised of one class of directors. Directors serve from the time they are duly elected and qualified until the conclusion of the next annual meeting of stockholders or their earlier death, resignation, or removal from office.

Director Independence

The Board has determined that all of its members, other than Mr. Fields, who serves as the Company’s President and Chief Executive Officer, are “independent” within the meaning of Rule 5605(a)(2) of the NASDAQ Stock Market Rules, and the Securities and Exchange Commission (the “SEC”) rules regarding independence.

Director Nomination Process

The Nominating and Corporate Governance Committee of the Board identifies director nominees by first considering those current members of the Board who are willing to continue service. Current members of the Board who possess the skills and experience that are relevant to our business and are willing to continue service are considered for re-election. Additionally, the Nominating and Corporate Governance Committee endeavor to take into consideration the appropriate balance of the value that the existing members of the Board provide continuing their service in addition to the new perspective that new directors may bring to the Board. Nominees for director are selected by a majority of the members of the Board. Although the Company does not have a formal policy on Board diversity, in considering the suitability of director nominees, the Nominating and Corporate Governance Committee considers such factors as it deems appropriate to develop a Board and committees that are diverse in nature and comprised of experienced and seasoned advisors. Factors considered by the Nominating and Corporate Governance Committee include judgment, knowledge, skill, diversity, integrity, experience with businesses and other organizations of comparable size, including experience in the grocery industry, business, finance, administration or public service, the relevance of a potential nominee’s experience to our needs and experience of other Board members, experience with accounting rules and practices, the desire to balance the considerable benefit of continuity with the periodic injection of the fresh perspective provided by new members, and the extent to which a potential nominee would be a desirable addition to the Board and/or any committees of the Board.

The Nominating and Corporate Governance Committee and the Board may consider recommendations for director candidates that are submitted by stockholders, provided such nominations are submitted in accordance with the procedure set forth in our Bylaws. The Nominating and Corporate Governance Committee will evaluate stockholder suggestions for director nominees in the same manner as it evaluates suggestions for director nominees made by management, then-current directors or other appropriate sources.

Code of Ethics and Business Conduct

The Company’s Code of Ethics and Business Conduct is posted at the Company’s website located at www.parkcitygroup.com.

The Role of the Board in Risk Oversight

The Board’s role in the Company’s risk oversight process includes reviewing and discussing with members of management areas of material risk to the Company, including strategic, operational, financial and legal risks. The Board, as a whole, primarily deals with matters related to strategic and operational risk. The Audit Committee deals with matters of financial and legal risk. The Compensation Committee addresses risks related to compensation and other related matters. The Nominating and Governance Committee manages risks associated with Board independence and corporate governance. Committees report to the full Board regarding their respective considerations and actions.

The Board’s Leadership Structure

Our Board has discretion to determine whether to separate or combine the roles of Chairman of the Board and Chief Executive Officer. Our founder, Mr. Fields, has served in both roles since 2001, and our Board continues to believe that his combined role is most advantageous to the Company and its stockholders. Our technology has its genesis in the operations of Mrs. Fields Cookies, co-founded by Mr. Fields, and Mr. Fields possesses in-depth knowledge of the issues, opportunities and risks facing us, our business and our industry and is best positioned to fulfill the Chairman’s responsibility to develop meeting agendas that focus the Board’s time and attention on critical matters and to facilitate constructive dialogue among Board members on strategic issues.

In addition to Mr. Fields’ leadership, the Board maintains effective independent oversight through a number of governance practices, including, open and direct communication with management, input on meeting agendas, and regular executive sessions.

MEETINGS AND COMMITTEES OF THE BOARD

The Board met five times and acted six times by unanimous written consent during the fiscal year ended June 30, 2020. The current committees of the Board are the Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee. Each of the Company’s directors who served during fiscal 2020 attended or participated in no less than 75% or more of the aggregate of (i) the total number of meetings of the Board; and (ii) the total number of meetings held by all committees of the Board on which such director served as a member during fiscal 2020. Directors are not required to attend the Company’s annual meeting of stockholders.

The following table represents the current composition of each committee of the Board and meetings held during the fiscal year ended June 30, 2020:

Committees
Director	Audit	Compensation	Nominating and Corporate Governance
Randall K. Fields	-	-	-
Robert W. Allen	X	CC	-
Ronald C. Hodge	CC	X	X
Peter J. Larkin	X	-	CC
Meetings Held in Fiscal 2020	4	1	1

CC – Committee Chair X – Member

Audit Committee. Pursuant to the Company’s Audit Committee Charter, the Audit Committee assists the Board in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting, internal control and legal compliance functions by approving the services performed by our independent accountants and reviewing their reports regarding our accounting practices and systems of internal accounting controls. The Audit Committee also oversees the audit efforts of our independent accountants and takes those actions as it deems necessary to satisfy it that the accountants are independent of management. The current members of the Audit Committee are Messrs. Hodge, Allen and Larkin each of whom are non-executive members of our Board. Mr. Hodge also serves as the Committee Chair and Mr. Allen is the designated Audit Committee financial expert, as that term is defined under SEC rules implementing Section 407 of the Sarbanes Oxley Act of 2002, and possesses the requisite financial sophistication, as defined under applicable rules. We believe the composition of our Audit Committee meets the criteria for independence under, and the functioning of our Audit Committee complies with, the applicable requirements of the NASDAQ Stock Market Rules, the Sarbanes-Oxley Act of 2002 and SEC rules and regulations

Compensation Committee. Pursuant to the Company’s Compensation Committee Charter, the Compensation Committee determines our general compensation policies and the compensation provided to our directors and officers. The Compensation Committee also reviews and determines bonuses for our officers and other employees. In addition, the Compensation Committee reviews and determines equity-based compensation for our directors, officers, employees and consultants and administers our stock option plans and employee stock purchase plan. During the year ended June 30, 2020, the Compensation Committee consisted of Messrs. Allen and Hodge with Mr. Allen also serving as Committee Chair. We believe that the composition of our Compensation Committee meets the criteria for independence under, and the functioning of our Compensation Committee complied with, the applicable requirements of the NASDAQ Stock Market Rules, the Sarbanes-Oxley Act of 2002 and SEC rules and regulations during the year ended June 30, 2020, and will continue to do so in future periods.

Nominating and Corporate Governance Committee. Pursuant to the Company’s Nominating and Corporate Governance Committee Charter, the Nominating and Corporate Governance Committee is responsible for making recommendations to the Board regarding candidates for directorships and the size and composition of the Board. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to the Board concerning corporate governance matters. The current members of the Nominating and Corporate Governance committee are Messrs. Hodge and Larkin. Mr. Larkin also serves as Committee Chair. We believe that the composition of our Nominating and Corporate Governance Committee meets the criteria for independence under, and the functioning of our Nominating and Corporate Governance Committee complies with, the applicable requirements of the NASDAQ Stock Market Rules, the Sarbanes-Oxley Act of 2002 and SEC rules and regulations.

Stockholder Communications

If you wish to communicate with the Board, you may send your communication in writing to:

Park City Group, Inc.
c/o Corporate Secretary
5282 South Commerce Drive, Suite D292
Murray, Utah 84107

You must include your name and address in the written communication and indicate whether you are a stockholder of the Company. Our Corporate Secretary will review any communication received from a stockholder, and all material and appropriate communications from stockholders will be forwarded to the appropriate director(s) or committee of the Board based on the subject matter.

EXECUTIVE OFFICERS

The following table sets forth information regarding the Company’s current executive officers and significant employees:

Executive Officer	Age	Title
Randall K. Fields	73	Chairman, President and Chief Executive Officer
John R. Merrill	50	Chief Financial Officer
Edward L. Clissold	64	General Counsel and Corporate Secretary

The executive officers and significant employees named above were appointed by the Board, each to serve in such position until their respective successors have been duly appointed and qualified or until their earlier death, resignation or removal from office.

Executive Officers

Randall K. Fields Please see Mr. Fields’ biography under the “Directors” section of this Proxy Statement.

John R. Merrill joined the Company in May 2019 and currently serves as the Company’s Chief Financial Officer. Mr. Merrill has held a variety of financial roles within public and private organizations including United Health Group, Clear Channel, IMG, and Sports Authority.  Most recently, Mr. Merrill served as Chief Financial Officer of 360 Touch Advertising from 2016 to 2018, as Chief Financial Officer of Track Group, Inc. (OTCQX: TRCK) from 2014 to 2016, and as a merger and acquisition consultant for UnitedHealth Group (NYSE: UNH) from 2010 to 2014. In addition, Mr. Merrill previously served as the Company’s Chief Financial Officer from 2006 to 2010.  Mr. Merrill began his career with KPMG and holds a Bachelor’s and Master’s degrees in Accounting from the University of South Florida.

 Edward L. Clissold joined the Company in March 2002 and currently serves as the Company’s General Counsel and Corporate Secretary. Mr. Clissold previously served as the Company’s Chief Financial Officer from August 2012 until September 2015. Prior to his time with the Company, Mr. Clissold served as General Counsel for Mrs. Fields Cookies from August 1987 to April 1995 and was also in private practice. Mr. Clissold holds a Bachelor’s degree in Finance from the University of Utah and a Juris Doctorate from Brigham Young University.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table set forth below reflects certain information about the compensation paid or accrued during the years ended June 30, 2020 and 2019 to our Chief Executive Officer and our executive officers, other than our Chief Executive Officer, who were serving as an executive officer as of June 30, 2020 and whose annual compensation exceeded $100,000 during such year (collectively the “Named Executive Officers”).
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($) (1)	All Other Compensation ($) (4)	Total ($)
Randall K. Fields	2020	1,117,484(2)	350,000(3)	-	130,816(4)	1,598,300
Chief Executive Officer and Chairman of the Board	2019	915,590(2)	350,000(3)	-	130,816(4)	1,396,406

John R. Merrill	2020	225,000	56,250	35,536	-	316,786
Chief Financial Officer	2019	219,791	50,000	14,583	-	284,374

Edward L. Clissold	2020	196,875	-	-	-	196,875
General Counsel and Corporate Secretary	2019	185,000	-	-	-	185,000

(1)
Stock awards consist solely of shares of restricted Common Stock. Amounts shown do not reflect compensation actually received by the Named Executive Officer. Instead, the amounts shown are the compensation costs recognized by the Company during the fiscal years for stock awards as determined pursuant to FAS 123R.

(2)
On July 1, 2019, the Company and Mr. Fields and Fields Management, Inc. (“FMI”), a management company wholly owned by Mr. Fields, entered into an amended Employment Agreement and an amended Service Agreement, respectively. The year-over-year change in Mr. Fields’ salary, bonus and other compensation are a result of terms in the amended agreements. See “Employment Agreements” below for a more detailed description of Mr. Fields’ amended Employment Agreement and FMI’s amended Service Agreement.

$1,025,070 and $823,176 of Mr. Fields’ cash compensation during 2020 and 2019, respectively, was paid to FMI pursuant to the terms and conditions of the Service Agreement in effect during the applicable period.

(3)
The terms and conditions of the amended Employment Agreement by and between Mr. Fields and the Company, first dated June 30, 2013 as amended provide for an incentive bonus to be paid to Mr. Fields at the discretion of the Compensation Committee and upon approval by the Board, based upon the Company’s achievement of certain performance goals. Upon recommendation of the Compensation Committee, the Board approved a $350,000 and $350,000 bonus to Mr. Fields for performance for the years ending June 30, 2020 and June 30, 2019, respectively. The amounts granted reflect successful completion of certain business objectives.

(4)
These amounts include premiums paid on life insurance policies of $73,416 for 2020 and 2019, respectively; computer related expenses of $6,000 for each of 2020 and 2019; Company car related expenses of $14,400 for 2020 and 2019, respectively; medical premiums of $25,000 and $25,000 for 2020 and 2019, respectively; and reimbursement for certain accounting services of $12,000 for each of 2020 and 2019.

Employment Arrangements

Fields Employment Agreement

 The Company has an Employment Agreement with Randall K. Fields, first dated June 30, 2013 and subsequently amended on July 1, 2017 and July 1, 2019, (the “Fields Employment Agreement”), pursuant to which Mr. Fields is employed by the Company in the position of Sales Department Manager through June 30, 2023 for annual compensation of $50,000, subject to annual increases equal to 75% of the Company’s percentage annual revenue growth beginning in the 2014 fiscal year.  Mr. Fields may also be eligible for an annual incentive bonus, awarded at the discretion of the Compensation Committee.

The Company also has a Services Agreement with Fields Management, Inc. (“FMI”), first dated June 30, 2013, and subsequently amended on July 1, 2017 and July 1, 2019, to provide certain executive management services to the Company, including designating Mr. Fields to perform the functions of President and Chief Executive Officer for the Company through June 30, 2023 (the “Services Agreement”). Pursuant to the Services Agreement, FMI is paid an annual base fee of $500,000, subject to annual increases equal to 75% of the Company’s percentage annual revenue growth beginning in the 2014 fiscal year. FMI may also be eligible for an annual incentive bonus, awarded at the discretion of the Company’s Board.

FMI also receives: (i) up to $1,200 per month for reimbursement of vehicle expenses; (ii) an annual computer equipment allowance of up to $6,000; (iii) 600,000 shares of the Company’s Common Stock, subject to a pro-rata 10-year vesting schedule; and (iv) a retirement annuity or other bonus award to be developed within six months of the effective date. The Company also maintains and pays the premiums for a $5.0 million life insurance policy in the name of Mr. Fields, with the beneficiary to be designated by Mr. Fields at his sole discretion.

Merrill Employment Agreement

The Company and John R. Merrill entered into an Employment Agreement on May 29, 2019 (the “Merrill Employment Agreement”), pursuant to which Mr. Merrill receives an annual base salary of $225,000 and a discretionary bonus of up to 50% of his annual salary for meeting certain personal and business milestones. Upon execution of the Merrill Employment Agreement, Mr. Merrill received 19,800 restricted shares of the Company’s Common Stock (the “Incentive Shares”), which Incentive Shares are subject to vesting conditions set forth in the Merrill Employment Agreement.

Outstanding Equity Awards at Fiscal Year-End

The following table generally sets forth the number of outstanding equity awards that have not been earned or vested or that have not been exercised for each of the Named Executive Officers as of June 30, 2020.  No other equity awards otherwise reportable in this table have been granted to any of our Named Executive Officers.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)
Randall K. Fields	-	-	-	-	637,829	$2,698,017
Chairman, President and Chief Executive Officer
John R. Merrill	-	-	-	-	21,603	$91,380
Chief Financial Officer
Edward L. Clissold	-	-	-	-	-	-
General Counsel and Corporate Secretary

(1)	Market value based on the closing market price of $4.23 of the Company’s Common Stock on June 30, 2020, as reported on the NASDAQ Capital Market.

Description of Equity Compensation Plans

The following table sets forth information as of June 30, 2020 with respect to compensation plans under which shares of the Company’s Common Stock may be issued:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	-	-	1,025,579
Equity compensation plans not approved by security holders	-	-	-
Total	-	-	1,025,579

Second Amended and Restated 2011 Stock Incentive Plan
In January 2013, the Board approved the Second Amended and Restated 2011 Stock Incentive Plan (the “2011 Plan”), which plan was approved by stockholders on March 29, 2013. The 2011 Plan was subsequently amended by the Board on October 30, 2015 and August 3, 2017 to increase the number of shares available for issuance. Under the terms of the 2011 Plan, officers, key employees, consultants and directors of the Company are eligible to participate. The maximum aggregate number of shares that may be granted under the 2011 Plan is 1,250,000 shares. Our Compensation Committee administers the 2011 Plan, and may grant incentive stock options, non-qualified stock options and/or restricted stock awards to eligible recipients, as defined in the 2011 Plan. The 2011 Plan will terminate at midnight on April 1, 2023, unless terminated upon an earlier date by the Board. In addition, the Board may, at any time and without stockholder approval, terminate or amend the 2011 Plan to increase the number of shares of Common Stock available for issuance.

Second Amended and Restated 2011 Employee Stock Purchase Plan
In January 2013, the Board approved the Second Amended Employee Stock Purchase Plan (the “ESPP”), which plan was approved by stockholders on March 29, 2013. The ESPP was subsequently amended by the Board on October 30, 2015 and August 3, 2017 to increase the number of shares available for issuance. The ESPP provides every full- and part-time employee of the Company an opportunity to acquire and expand their equity interest in the Company by giving each participating employee the opportunity to purchase shares of Common Stock at a discount from fair market value. Additionally, the ESPP may also be used to issue shares of Common Stock in lieu of cash compensation. The ESPP is administered by the Compensation Committee.

401(k) Retirement Plan

The Company offers an employee benefit plan under Benefit Plan Section 401(k) of the Code. The Company utilizes ADP Retirement Services as its administrator and trustee of the Company’s 401(k) plan. Employees who have attained the age of 18 are immediately eligible to participate. The Company, at its discretion, may match employees’ contributions at a percentage determined annually by the Board. The Company does not currently match contributions.

Indemnification for Securities Act Liabilities

Nevada law authorizes, and the Company’s Amended and Restated Bylaws provide for, indemnification of the Company’s directors and officers against claims, liabilities and amounts paid in settlement, and expense in a variety of circumstances. Indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted for directors, officers and controlling persons of the Company pursuant to the foregoing or otherwise. However, the Company has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

Compensation Committee Interlocks and Insider Participation

 No executive officers of the Company serve on the Compensation Committee (or in a like capacity) for the Company or any other entity.

Related Party Transactions

Service Agreement.  During the year ended June 30, 2020, the Company continued to be a party to a Service Agreement with Fields Management, Inc. (“FMI”), pursuant to which FMI provided certain executive management services to the Company, including designating Mr. Fields to perform the functions of President and Chief Executive Officer for the Company. Mr. Fields, FMI’s designated Executive, who also serves as the Company’s Chair of the Board of Directors, controls FMI. The Company had no payables to FMI at June 30, 2020 and 2019 respectively, under the Service Agreement.

Policy and Procedures Governing Related Party Transactions

The Board is committed to upholding the highest legal and ethical conduct in fulfilling its responsibilities and recognizes that related party transactions can present a heightened risk of potential or actual conflicts of interest.

The SEC rules define a related party transaction to include any transaction, arrangement or relationship which: (i) we are a participant; (ii) the amount involved exceeds $120,000; and (iii) executive officer, director or director nominee, or any person who is known to be the beneficial owner of more than 5% of our Common Stock, or any person who is an immediate family member of an executive officer, director or director nominee or beneficial owner of more than 5% of our Common Stock had or will have a direct or indirect material interest.

Although we do not maintain a formal written procedure for the review and approval of transactions with such related persons, it is our policy for the disinterested members of our Board to review all related party transactions on a case-by-case basis. To receive approval, a related-party transaction must have a legitimate business purpose for us and be on terms that are fair and reasonable to us and our stockholders and as favorable to us and our stockholders as would be available from non-related entities in comparable transactions.

All related party transactions must be disclosed in our applicable filings with the SEC as required under SEC rules.

Section 16 Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Act requires our officers, directors and persons who beneficially own more than ten percent of our Common Stock (collectively, “Reporting Persons”) to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC. The Reporting Persons are also required by SEC rules to furnish us with copies of all reports that they file pursuant to Section 16(a).

Based solely on review of these forms that were furnished to us, we believe that all reports required to be filed by these individuals and persons under Section 16(a) were filed during the fiscal year ended June 30, 2020 and that such filings were timely except for one late filing made by each of Messrs. Clissold, Larkin, Allen and Hodge, and two late filings made by Mr. Fields.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF HAYNIE & COMPANY TO SERVE AS OUR REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR

General

Upon recommendation of the Audit Committee, the Board appointed Haynie & Company (“Haynie”) as our independent registered public accounting firm for the current fiscal year and hereby recommends that the stockholders ratify such appointment. The Board may terminate the appointment of Haynie as the Company’s independent registered public accounting firm without the approval of the Company’s stockholders whenever the Board deems such termination necessary or appropriate.

Representatives of Haynie will be present at the Annual Meeting or available by telephone and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from stockholders.

	2020	2019

Audit Fees	$166,500	$162,000
Audit-Related Fees	-	-
Tax Fees	$23,500	$22,850
All Other Fees	-	-
Total	$190,000	$184,850

Audit Fees

Audit fees in 2020 and 2019 relate to services rendered in connection with the audit of the Company’s consolidated financial statements.

Tax Fees

Tax fees in 2020 and 2019 include fees for services with respect to tax compliance, tax advice and tax planning.

Audit Committee Pre-Approval Policies

The Audit Committee has established its pre-approval policies and procedures, pursuant to which the Audit Committee approved the foregoing audit and permissible non-audit services provided by Haynie in fiscal 2020 and 2019. Such procedures govern the ways in which the Audit Committee pre-approves audit and various categories of non-audit services that the auditor provides to the Company. Services which have not received pre-approval must receive specific approval of the Audit Committee. The Audit Committee is to be informed of each such engagement in a timely manner, and such procedures do not include delegation of the Audit Committee’s responsibilities to management.

Required Vote and Recommendation

Ratification of the selection of Haynie as the Company’s independent auditors for the fiscal year ending June 30, 2021 requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting. Under Nevada law and our Charter and our Bylaws, each broker non-vote will reduce the absolute number, but not the percentage, of affirmative votes necessary for approval of the ratification. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the ratification of Haynie & Company as the Company’s independent auditors for the fiscal year ending June 30, 2021.

The Board recommends that stockholders vote “FOR” the ratification of Haynie & Company as the Company’s independent auditors for the fiscal year ending June 30, 2021.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed with management and Haynie, our independent registered public accounting firm, the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended June 30, 2020, as filed with the SEC on September 28, 2020. The Audit Committee has also discussed with Haynie those matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard No. 16.

Haynie has also provided the Audit Committee with the written disclosures and the letter required by the applicable requirements of the PCAOB regarding the independent auditor’s communication with the Audit Committee concerning independence. The Audit Committee has discussed with the registered public accounting firm their independence from our Company.

Based on its discussions with management and the registered public accounting firm, and its review of the representations and information provided by management and the registered public accounting firm, including as set forth above, the Audit Committee recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended June 30, 2020.

September 28, 2020	Respectfully Submitted, MEMBERS OF THE AUDIT COMMITTEE Ronald C. Hodge, Chairman Robert W. Allen Peter J. Larkin

The information reflected above will not be deemed to be soliciting material or to be filed with the SEC, nor will such information be incorporated by reference into any future filing under the Securities Act or the the Securities Exchange Act of 1934, as amended (“Exchange Act”), except to the extent that we specifically incorporate it by reference into such filing.

BENEFICIAL OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following tables set forth information regarding shares of our Series B Preferred and Common Stock beneficially owned as of September 25, 2020 by:

(i)	each of our officers and directors;
(ii)	all officers and directors as a group; and
(iii)
each person known by us to beneficially own five percent or more of the outstanding shares of our Series B Preferred and Common Stock. Percent ownership is calculated based on 625,375 shares of our Series B Preferred 19,499,767 shares of Common Stock outstanding at September 25, 2020.

Beneficial Ownership of our Series B Preferred

Name	Series B Preferred Stock	% Ownership of Class
Robert W. Allen	79,493	13%
Riverview Financial Corp. (1)	531,432(2)	85%
Julie Fields (1)	14,450(3)	2%
	625,375	100%

(1)	Mr. Fields is the beneficial owner of Riverview Financial Corp. and the spouse of Mrs. Fields.

(2)	Includes 531,432 shares of Series B Preferred.

(3)	Includes 14,450 shares of Series B Preferred.

Beneficial Ownership of our Common Stock

Name	Common Stock	Common Stock Warrants Exercisable	Total Stock and Stock Based Holdings (1)	% Ownership of Class
Randall K. Fields, Chairman, President, Chief Executive Officer and Director Nominee	5,892,390(2)	957,480(3)	6,849,870	35%
John R. Merrill, Chief Financial Officer	11,802(7)	-	11,802	*%
Edward L. Clissold, General Counsel and Corporate Secretary	69,199	-	69,199	*%
Robert W. Allen, Director Nominee	784,378(4)	134,709(5)	919,087	5%
Ronald C. Hodge, Director Nominee	505,494	7,912(6)	513,406	3%
Peter J. Larkin, Director Nominee	4,950(8)	-	4,950	*%
Officers and Directors, as a group (6 persons)	7,268,213	1,100,101	8,368,314	43%
5% Stockholder(s)
Handelsbanken Fonder AB	1,100,000	-	1,100,000	6%
 *Less than 1%

(1)
For purposes of this table “beneficial ownership” is determined in accordance with Rule 13d-3 of the Exchange Act, pursuant to which a person or group of persons is deemed to have “beneficial ownership” of any shares that such person or group has the right to acquire within 60 days after September 25, 2020. For purposes of computing the percentage of outstanding common shares held by each person or group of persons named above, any shares that such person or group has the right to acquire within 60 days after September 25, 2020, are deemed outstanding but are not deemed to be outstanding for purposes of computing the percentage ownership of any other person or group.

(2)
Includes 3,712,800 shares of Common Stock held in the name of Randall K Fields, 1,289,230 shares of Common Stock held in the name of FMI, of which Mr. Fields is the beneficial owner; 654,693 shares of Common Stock held in the name of Riverview Financial Corp., of which Mr. Fields is the beneficial owner; 205,000 shares of Common Stock held in the name Charitable 2010, LLC, of which Mr. Fields is the beneficial owner; and 30,667 shares of Common Stock held by Mr. Fields’ spouse, Julie Fields.

(3)
Includes warrants for 914,065 and 43,415 shares of Common Stock, which are exercisable at $4.00 per share and $10.00 per share, respectively. The warrants expire on February 6, 2023 and January 26, 2023, respectively. Warrants are held by Riverview Financial Corp and Julie Fields, respectively. Mr. Fields is the beneficial owner of Riverview Financial Corp and the spouse of Julie Fields.

(4)	Includes 587,476 shares of Common Stock held in trust, in which Mr. Allen is the trustee.

(5)
Includes warrants for 130,753 shares of Common Stock, which are exercisable for $4.00 per share and which expire on February 6, 2023. Includes warrants for 3,956 shares of Common Stock, which are exercisable for $10.00 per share and which expire on January 26, 2023.

(6)	Includes warrants for 7,912 shares of Common Stock, which are exercisable for $10.00 per share and which expire on January 26, 2023.

(7)	11,802 shares of Common Stock have vested June 1, 2020. The remaining 21,603 shares vest ratably over three years.

(8)	4,950 shares of Common Stock which vested as of September 2020. The remaining 19,802 shares of Common Stock will vest ratably over five years.

ADDITIONAL INFORMATION

 Deadline for Receipt of Stockholder Proposals

Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals to be presented at our 2021 Annual Meeting of Stockholders and included in our Proxy Statement and form of proxy relating to that Annual Meeting must be received by us at our corporate offices at 5282 South Commerce Drive, Suite D292, Murray, Utah 84107, addressed to our Corporate Secretary, not later than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s Annual Meeting. These proposals must comply with applicable Nevada law, the rules and regulations promulgated by the SEC and the procedures set forth in our Amended and Restated Bylaws.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and all other applicable requirements.

Pursuant to our Amended and Restated Bylaws, stockholders who wish to submit nominees for election to the Board at our Annual Meeting and inclusion in our Proxy Statement and form of proxy must submit such nomination in writing to our Nominating and Corporate Governance Committee at our principal executive officers. Such writing must include information about the proposed candidate as set forth in Items 7-8 of Rule 14-a under the Exchange Act, and the Board may request further information from the proposed nominee and the stockholder making the recommendation.

Stockholder Communications with the Board

Our Board provides stockholders with the ability to send communications directly to the Board at Park City Group, Inc., Board of Directors c/o Corporate Secretary, 5282 South Commerce Drive, Suite D292, Murray, Utah, 84107. All communications received by the Corporate Secretary are relayed to the Board of Directors of the Company.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single set of the Company’s proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the Company’s proxy materials, please notify your broker or direct a written request to the Corporate Secretary at 5282 South Commerce Drive, Suite D292, Murray, Utah 84107 or by calling (435) 645-2000. The Company undertakes to deliver promptly, upon any such oral or written request, a separate copy of its proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of the Company’s proxy materials at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee, or contact the Company at the above address or phone number.

Other Matters

At the date of this Proxy Statement, the Company knows of no other matters, other than those described above, that will be presented for consideration at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the proxy holders will vote all proxies using their best judgment in the interest of the Company and the stockholders.

The Notice, mailed to stockholders on or about October 10, 2020, contains instructions on how to access our Annual Report on Form 10-K for our fiscal year ended June 30, 2020. The Annual Report, which includes audited financial statements, does not form any part of the material for the solicitation of proxies.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE READ THE ACCOMPANYING PROXY STATEMENT AND THEN VOTE BY INTERNET, TELEPHONE OR E-MAIL AS PROMPTLY AS POSSIBLE. VOTING PROMPTLY WILL SAVE US ADDITIONAL EXPENSE IN SOLICITING PROXIES AND WILL ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

PARK CITY GROUP, INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS 2020 ANNUAL MEETING OF STOCKHOLDERS – NOVEMBER 19, 2020 AT 9:00 A.M. MST
CONTROL ID:
REQUEST ID:

The undersigned revokes all previous proxies and constitutes and appoints Randall K. Fields and Edward L. Clissold, and each of them, the true and lawful agent and proxy with full power of substitution in each, to represent and to vote on behalf of the undersigned all of the shares of Park City Group, Inc. (the “Company”) which the undersigned is entitled to vote at the Company’s 2020 Annual Meeting of Stockholders (the “Annual Meeting”), to be held at the Company’s corporate offices located at 5282 South Commerce Drive, Suite D292, Murray, Utah on November 19, 2020 at 9:00 A.M. MST, and at any adjournment(s) or postponement(s) thereof, on the following Proposals at the Annual Meeting, each of which are more fully described in the Proxy Statement for the Annual Meeting (receipt of which is hereby acknowledged).

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to (202) 521-3464.
INTERNET:	https://www.iproxydirect.com/PCYG
PHONE:	(866) 752-VOTE(8683)

2020 ANNUAL MEETING OF THE STOCKHOLDERS OFPARK CITY GROUP, INC.		PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal No. 1		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
	Election of the following Director Nominees, each to serve for a term of one year:	☐	☐
	Randall K. Fields			☐
	Robert W. Allen			☐	CONTROL ID:
	Ronald C. Hodge			☐	REQUEST ID:
	Peter J. Larkin			☐
Proposal No. 2		FOR	AGAINST	ABSTAIN
	Ratification of Haynie & Company as our independent registered public accounting firm for the fiscal year ending June 30, 2021.	☐	☐	☐

Proposal No. 3		FOR	AGAINST	ABSTAIN
	To transact other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.		MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR ALL” FOR EACH OF THE DIRECTOR NOMINEES IDENTIFIED IN PROPOSAL NO. 1 AND “FOR” PROPOSAL NO. 2, EACH OF WHICH HAVE BEEN RECOMMENDED BY OUR BOARD, AND IN THE DISCRETION OF THE PROXY HOLDER UPON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):
____________________________________________________________________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2020

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholders)

(Second Signature if held jointly)